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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 29, 1999

                          BATTLE MOUNTAIN GOLD COMPANY
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            Nevada                      1-9666                  76-0151431
 (STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (IRS EMPLOYER
       OF INCORPORATION)                                    IDENTIFICATION NO.)

    333 Clay Street, 42nd
            Floor                                                77002
        Houston, Texas

          (ADDRESS, OF
      PRINCIPAL EXECUTIVE                                      (ZIP CODE)
             OFFICES)

                         ----------------------------------

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 650-6400


                                  Not applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

         5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release dated March 26, 1999.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     c)   Exhibits.

             99.1    Press Release issued by Battle Mountain Gold
             Company dated March 26, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 29, 1999            BATTLE MOUNTAIN GOLD COMPANY
                                 (Registrant)

                                 By:  /s/ Greg V. Etter
                                     ----------------------------------
                                 Name:    Greg V. Etter
                                 Title:   Vice President, General Counsel and
                                          Corporate Secretary